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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                           --------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       AUGUST 4, 1997
                                                --------------------------------


                            U.S. ENERGY SYSTEMS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



DELAWARE                            0-10238                      52-1216347
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(STATE OR OTHER JURISDICTION      (COMMISSION                   (IRS EMPLOYER
OF INCORPORATION)                 FILE NUMBER)               IDENTIFICATION NO.)



       515 NORTH FLAGER DRIVE, SUITE 702, WEST PALM BEACH, FL        33401
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (561) 820-9779
                                                  ------------------------------



                                        N/A
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        (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)







                              Page 1 of ___ pages.
                           Exhibit Index at Page ___.

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ITEM 5.           OTHER EVENTS.

          On August 4, 1997, U.S. Energy Systems, Inc. (the "Company") entered into a definitive merger agreement with American Enviro-Services, Inc., an Indiana corporation ("AES"), and the shareholders of AES pursuant to which AES would become a wholly-owned subsidiary of the Company (the "Merger"). Upon consummation of the Merger, the Company will issue 665,000 shares of its Common Stock and pay $150,000 in cash to the shareholders of AES. Howard Nevins, the current president of AES, will sign a three-year employment agreement with the Company to continue to serve as the president of AES and to serve as Executive Vice President of the Company's Environmental Division. Mr. Nevins will also be appointed to the Board of Directors of the Company. The Company plans to account for the Merger under the purchase method of accounting. Consummation of the Merger is subject to customary conditions to closing, including the receipt of consents from certain governmental agencies and financial institutions.








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EXHIBITS

 Exhibit                                                            Sequential
   No.                             Description                      Page Number
 -------                           -----------                      -----------

  2.1 Merger Agreement by and between U.S. Energy Systems, Inc., AES Merger Corp., American Enviro-Services, Inc., and the Shareholders of American Enviro-Services, dated as of August 4, 1997.

  10.1   Form of Employment Agreement by and between U.S. Energy
         Systems, Inc. and Howard Nevins.

  99.1 Press release dated August 4, 1997, announcing the signing of the Merger Agreement.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 12, 1997                          U.S. ENERGY SYSTEMS, INC.




                                         By: /s/ Seymour J. Beder
                                             -------------------------
                                             Seymour J. Beder
                                             Chief Financial Officer,
                                             Controller and Treasurer








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